UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0059
Washington, D.C. 20549	Expires: January 31, 2008
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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule §240.14a-12

SILICON LABORATORIES INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on 04/24/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:

Notice and Proxy Statement and Annual Report

To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

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SILICON LABORATORIES INC.
SILICON LABORATORIES INC. 400 WEST CESAR CHAVEZ AUSTIN, TX 78701

Vote In Person
Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote by Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Meeting Location
The Annual Meeting for holders as of 02/25/08
is to be held on 04/24/08 at 9:30 A.M. CT at
    Lady Bird Johnson Wildflower Center:
    4801 LaCrosse Avenue
    Austin, TX 78739

FOR MEETING
DIRECTIONS PLEASE
CALL: 512-232-0100

The Lady Bird Johnson Wildflower Center is about 12 miles from downtown Austin.

1. Take Loop 1 South (Loop 1 is also known as MOPAC Expressway).

2. Continue South past the traffic light at Slaughter Lane.

3. Turn left at the next traffic light at La Crosse Avenue.

4. The Center is on the right near the end of La Crosse.

Voting items
The Board of Directors recommends a vote FOR each of Proposals 1 and 2.
1.	The Election of Directors Class I Nominees: 01) Navdeep S. Sooch 02) Laurence G. Walker 03) William P. Wood
2.	To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of Silicon Laboratories Inc. for the fiscal year ending January 3, 2009.